EXHIBIT 99.1

Release:          June 2, 2020 (1500 MT)

Service excellence and collaboration contribute to CP breaking May Canadian grain and grain products shipping record

Calgary – Canadian Pacific (TSX: CP) (NYSE: CP) set a new record for shipping Canadian grain and grain products in May, moving 2.80 million metric tonnes (MMT). This new record beats the May 2014 record by more than 300,000 metric tonnes. As of May 31, 2020, CP's movement of grain for the 2019-2020 crop year was 24.17 MMT.

“The CP family has continued to deliver service excellence to our customers in this COVID-19 environment,” said Mark Redd, CP Executive Vice-President Operations. “CP’s operating teams in the field who serve country elevators and port terminals have risen to the challenge and created an environment of constructive tension that is pushing everyone to deliver. We are finding further efficiencies in every aspect of the business, creating quicker hopper car cycles, longer trains, lower dwell and faster train speeds.”

The grain supply chain has seen capacity growth throughout as a result of increased efficiencies. Fueled by CP’s investment in hopper cars, the 8,500-foot High Efficiency Product (HEP) train and available capacity, CP is shipping more Canadian grain and grain products than ever before. CP now has nearly 2,700 new high-capacity hopper cars in service. The new hopper cars can carry 15 percent more volume and 10 percent more weight compared to the older cars they are replacing. An 8,500-foot HEP train can carry in excess of 40 percent more grain than the 7,000-foot train model when combined with the additional capacity of the new hopper cars. Customers are actively investing in their elevator networks to accommodate 8,500-foot trains. By year-end, more than 30 percent of the CP-serviced unit train loaders will be 8,500-foot HEP qualified, increasing capacity and efficiency in the grain supply chain for customers and stakeholders.

According to Canadian grain industry metrics, CP has 54 percent of the elevator network market share, as measured by share of grain moved crop year to date. CP has moved 7.3 percent more grain and grain products this crop year as compared to last crop year, and 10.0 percent more than the three-year average.

“CP’s customers are embracing the capacity and efficiency of the 8,500-foot HEP train model and benefiting from the overall fluidity of the network,” said Joan Hardy, CP Vice-President Sales and Marketing Grain and Fertilizers. “Our customers have invested at their CP-served facilities through building new high-throughput elevators and through expanding and re-configuring existing elevators. The record grain volumes moved so far this crop year highlight the collaboration and partnership between CP and our customers and are symbolic of the value of the capacity we are generating together.”

CP spotted more than 6,000 cars each week in the late-April and early-May grain shipping weeks 39, 40 and 41, exceeding CP’s plan of 5,700 cars supplied per week. Demand for railcars has only slowed because of seasonal seeding activities, which have temporarily reduced grain deliveries to country elevators. With 10 weeks remaining in the 2019-2020 shipping season, CP is well positioned to serve the Canadian agricultural industry and anticipates spotting at least 5,700 cars per week for the remaining shipping season.

Note on forward-looking information
This news release contains certain forward-looking information and forward-looking statements (collectively, "forward-looking information") within the meaning of applicable securities laws. Forward-looking information includes, but is not limited to, statements concerning expectations, beliefs, plans, goals, objectives, assumptions and statements about possible future events, conditions, and results of operations or performance. Forward-looking information may contain statements with words or headings such as "will", "anticipate", "believe", "expect", "plan", "should" or similar words suggesting future outcomes.

This news release contains forward-looking information relating, but not limited to, our operations, priorities and plans, the anticipated demand for grain shipping for the remainder of the 2019-2020 crop year, , the impacts of COVID-19 on CP’s business, the anticipated efficiency of the HEP train model and associated facilities, including anticipated growth in our high-capacity hopper car fleet in 2020, capital expenditures, shipment capacity, completion, anticipated number of cars to be spotted per week for the remaining shipping season, the anticipated impacts on capacity and efficiency of the HEP qualification of CP-served train-loading facilities, and anticipated investments in elevator networks by third parties.

The forward-looking information contained in this news release is based on current expectations, estimates, projections and assumptions, having regard to CP's experience and its perception of historical trends, and includes, but is not limited to, expectations, estimates, projections and assumptions relating to: North American and global economic growth; commodity demand growth; agricultural production; commodity prices and interest rates; performance of our assets and equipment; sufficiency of our budgeted capital expenditures in carrying out our business plan; our ability to complete our capital and maintenance projects on the timelines anticipated; applicable laws, regulations and government policies; the availability and cost of labour, services and infrastructure; the satisfaction by third parties of their obligations to CP; the anticipated impacts of the novel strain of coronavirus (and the disease known as COVID-19); and capital investments by third parties.. Although CP believes the expectations, estimates, projections and assumptions reflected in the forward-looking information presented herein are reasonable as of the date hereof, there can be no assurance that they will prove to be correct. Current conditions, economic and otherwise, render assumptions, although reasonable when made, subject to greater uncertainty.

Undue reliance should not be placed on forward-looking information as actual results may differ materially from those expressed or implied by forward-looking information. By its nature, CP's forward-looking information involves inherent risks and uncertainties that could cause actual results to differ materially from the forward looking information, including, but not limited to, the following factors: changes in business strategies; general North American and global economic, credit and business conditions; risks associated with agricultural production, such as weather conditions and insect populations; the availability and price of energy commodities; the effects of competition and pricing pressures; industry capacity; shifts in market demand; changes in commodity prices; uncertainty surrounding timing and volumes of commodities being shipped via CP; inflation; changes in laws, regulations and government policies, including regulation of rates; changes in taxes and tax rates; potential increases in maintenance and operating costs; changes in fuel prices; uncertainties of investigations, proceedings or other types of claims and litigation; labour disputes; risks and liabilities arising from derailments; transportation of dangerous goods; timing of completion of capital and maintenance projects; currency and interest rate fluctuations; trade restrictions or other changes to international trade arrangements; climate change; various events that could disrupt operations, including severe weather, such as droughts, floods, avalanches and earthquakes, and cybersecurity attacks, as well as security threats and governmental response to them, and technological changes; and the pandemic created by the outbreak of the novel strain of coronavirus (and the disease known as COVID-19) and resulting effects on economic conditions, the demand environment for logistics requirements and energy prices, restrictions imposed by public health authorities or governments, fiscal and monetary policy responses by governments and financial institutions, and disruptions to global supply chains. The foregoing list of factors is not exhaustive. These and other factors are detailed from time to time in reports filed by CP with securities regulators in Canada and the United States. Reference should be made to "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations - Forward-Looking Statements" in CP's annual and interim reports on Form 10-K and 10-Q.

The forward-looking information contained in this news release is made as of the date hereof. Except as required by law, CP undertakes no obligation to update publicly or otherwise revise any forward-looking information, or the foregoing assumptions and risks affecting such forward-looking information, whether as a result of new information, future events or otherwise.

About Canadian Pacific
Canadian Pacific is a transcontinental railway in Canada and the United States with direct links to major ports on the west and east coasts. CP provides North American customers a competitive rail service with access to key markets in every corner of the globe. CP is growing with its customers, offering a suite of freight transportation services, logistics solutions and supply chain expertise. Visit cpr.ca to see the rail advantages of CP. CP-IR

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